United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 19 2016

Date of Report

ATLAS TECHNOLOGY INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its Charter)

Delaware	333-196583	47-1391708
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

15260 Ventura Boulevard, Suite 1010

Sherman Oaks, California

 (Address of Principal Executive Offices)

888-992-8527

(Registrant’s Telephone Number, including area code)

1/F No. 103 Xin Yi Road, Lu Zhou District,

Xin Bei, Taiwan

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially, depending upon a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans or lack thereof, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current or intended business operations.

NAME REFERENCES

In this Current Report, references to “ATLT,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Atlas Technology International, Inc.,” the Registrant, which is a Delaware corporation.

Item 1.01 Entry into a Material Definitive Agreement

On December 15, 2016, we entered into a Divestment Agreement with Tiffany Aguayo (the “Divestment Agreement”), our former Chief Executive Officer, pursuant to which Ms. Aguayo agreed to cancel all amounts due to her by the Company in exchange for the acquisition and purchase of all of the Company’s business known as “Sweets & Treats”. Currently, Tiffany Aguayo is not a shareholder of the Company and is not a member of the Board of Directors.

The Agreement provides that the closing for the purchase is to occur no later than 15 days from the date of the Divestment Agreement. There can be no assurance that the Company will consummate the acquisition.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The transaction described in Item 1.01 of this Current Report closed on December 15, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Exhibit Description

10.1	Divestment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS TECHNOLOGY INTERNATIONAL, INC.

Date:	December 19, 2016	By:	/s/ Ming-Shu Tsai
Ming-Shu Tsai
Chief Executive Officer and Director

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